EXHIBIT 99.2

QUARTERLY FINANCIAL SUPPLEMENT 2011

KITE REALTY GROUP TRUST

DECEMBER 31, 2011

INVESTOR RELATIONS CONTACTS:

Dan Sink, Chief Financial Officer
Dave Buell, Financial Reporting Manager

30 S. MERIDIAN STREET • INDIANAPOLIS, INDIANA 46204 • 317.577.5600

SUPPLEMENTAL INFORMATION – DECEMBER 31, 2011

PAGE NO.	TABLE OF CONTENTS
3	Corporate Profile
4	Contact Information
5	Important Notes
6	Corporate Structure Chart
7	Consolidated Balance Sheets
8	Consolidated Statements of Operations for the Three and Twelve Months Ended December 31
9	Funds from Operations and Other Financial Information for the Three and Twelve Months Ended December 31
10	Market Capitalization
10	Ratio of Debt to Total Undepreciated Assets as of December 31, 2011
11	Same Property Net Operating Income for the Three and Twelve Months Ended December 31
12	Net Operating Income by Quarter
13	Summary of Outstanding Debt as of December 31, 2011
14	Schedule of Outstanding Debt as of December 31, 2011
17	Joint Venture Summary – Unconsolidated Properties
18	Condensed Combined Balance Sheets of Unconsolidated Properties
19	Condensed Combined Statements of Operations of Unconsolidated Properties for the Three and Twelve Months Ended December 31
20	Top 10 Retail Tenants by Gross Leasable Area
21	Top 25 Tenants by Annualized Base Rent
22	Lease Expirations – Operating Portfolio
23	Lease Expirations – Retail Anchor Tenants
24	Lease Expirations – Retail Shops
25	Lease Expirations – Commercial Tenants
26	Summary Retail Portfolio Statistics Including Joint Venture Properties
27	Summary Commercial Portfolio Statistics
28	In-Process Development / Redevelopment Projects
29	Future Development / Redevelopment Projects
30	Geographic Diversification – Operating Portfolio
31	Operating Retail Properties
35	Operating Commercial Properties
36	Retail Operating Portfolio – Tenant Breakdown

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate company engaged primarily in the development, construction, acquisition, ownership and operation of high-quality neighborhood and community shopping centers in selected markets in the United States. We are organized as a real estate investment trust ("REIT") for federal income tax purposes. As of December 31, 2011, we owned interests in 63 properties totaling approximately 9.0 million square feet and an additional 0.6 million square feet in three properties currently under in-process development.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of new developments and acquisitions. New investments are focused in the shopping center sector, although we may selectively pursue commercial development or acquisition opportunities in markets where we currently operate and where we believe we can leverage existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights as of December 31, 2011

•	Operating Retail Properties	54
•	Operating Commercial Properties	4
•	Total Properties Under Redevelopment	6
	Total Operating and Redevelopment Properties	63
•	Total Properties Under In-Process Development	3
•	States	9
•	Total GLA/NRA of 58 Operating Properties	8,976,140
•	Owned GLA/NRA of 58 Operating Properties	6,073,743
•	Projected Owned GLA of In-Process Development and Redevelopment Projects
•	Percentage of Owned GLA/NRA Leased – Total Portfolio	93.3%
•	Percentage of Owned GLA Leased – Retail Operating	93.3%
•	Percentage of Owned NRA Leased – Commercial Operating	93.3%
•	Total Full-Time Employees	77

Stock Listing:  New York Stock Exchange symbol: KRG

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Dan Sink, Chief Financial Officer	BMO Capital Markets	Morgan Keegan
Kite Realty Group Trust	Mr. Paul E. Adornato, CFA	Mr. Steve Swett
30 South Meridian Street, Suite 1100	(212) 885-4170	(212) 508-7585
Indianapolis, IN 46204	paul.adornato@bmo.com	stephen.swett@morgankeegan.com
(317) 577-5609
dsink@kiterealty.com	Citigroup Global Markets	Raymond James
	Mr. Michael Bilerman/Mr. Quentin Velleley	Mr. Paul Puryear/Mr. R. J. Milligan
Dave Buell, Financial Reporting Manager	(212) 816-1383/(212) 816-6981	(727) 567-2253/(727) 567-2660
Kite Realty Group Trust	michael.bilerman@citigroup.com	paul.puryear@raymondjames.com
30 South Meridian Street, Suite 1100	Quentin.velleley@citi.com	Richard.milligan@raymondjames.com
Indianapolis, IN 46204
(317) 713-5647	Hilliard Lyons	RBC Capital Markets
dbuell@kiterealty.com	Ms. Carol L. Kemple	Mr. Rich Moore/Mr. Wes Golladay
	(502) 588-1839	(440) 715-2646/(440) 715-2650
Transfer Agent:	Ckemple@hilliard.com	rich.moore@rbccm.com
wes.golladay@rbccm.com
Stocktrans, a Broadridge Company	Janney Montgomery Scott
Mr. Jason Fanty	Mr. Andrew T. Dizio, CFA	Stifel, Nicolaus & Company, Inc.
51 Mercedes Way	(215) 665-6439	Mr. Nathan Isbee
Edgewood, NY 11717	adizio@jmsonline.com	(443) 224-1346
(631) 274-2625		nisbee@stifel.com
KeyBanc Capital Markets
Stock Specialist:	Mr. Jordan Sadler/Mr. Todd Thomas	Wells Fargo Securities, LLC
	(917) 368-2280/(917) 368-2286	Mr. Jeffrey J. Donnelly, CFA
Barclays Capital	tthomas@keybanccm.com	(617) 603-4262
45 Broadway	jsadler@keybanccm.com	jeff.donnelly@wachovia.com
20th Floor
New York, NY 10006
(646) 333-7000

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                                          Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

IMPORTANT NOTES

Interim Information

This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 to be filed on or about March 15, 2012, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	national and local economic, business, real estate and other market conditions, particularly in light of the current recession;
•	financing risks, including the availability of and costs associated with sources of liquidity;
•	the Company’s ability to refinance, or extend the maturity dates of, its indebtedness;
•	the level and volatility of interest rates;
•	the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies;
•	the competitive environment in which the Company operates;
•	acquisition, disposition, development and joint venture risks;
•	property ownership and management risks;
•	the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes;
•	potential environmental and other liabilities;
•	impairment in the value of real estate property the Company owns;
•	risks related to the geographical concentration of our properties in Indiana, Florida and Texas;
•	other factors affecting the real estate industry generally; and
•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and in our quarterly reports on Form 10-Q.The Company expects to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2011 on or about March 15, 2012.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds from Operations

Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense, impairment, and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.

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                                          Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

CORPOATE  STRUCTURE CHART - DECEMBER 31, 2011

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                                          Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	December 31, 2011	December 31, 2010
Assets:
Investment properties, at cost:
Land	$238,129,092	$228,707,073
Land held for development	36,977,501	27,384,631
Buildings and improvements	845,173,680	780,038,034
Furniture, equipment and other	5,474,403	5,166,303
Construction in progress	147,973,380	158,636,747
	1,273,728,056	1,199,932,788
Less: accumulated depreciation	(178,006,632)	(152,083,936)
	1,095,721,424	1,047,848,852
Cash and cash equivalents	10,042,450	15,394,528
Tenant receivables, including accrued straight-line rent of $11,398,347 and $9,113,712, respectively, net of allowance for uncollectible accounts	20,413,671	18,204,215
Other receivables	2,978,225	5,484,277
Investments in unconsolidated entities, at equity	21,646,443	11,193,113
Escrow deposits	9,424,986	8,793,968
Deferred costs, net	31,079,129	24,207,046
Prepaid and other assets	1,959,790	1,656,746
Total Assets	$1,193,266,118	$1,132,782,745

Liabilities and Equity:
Mortgage and other indebtedness	$689,122,933	$610,926,613
Accounts payable and accrued expenses	36,048,324	32,362,917
Deferred revenue and other liabilities1	12,636,228	15,399,002
Total Liabilities	737,807,485	658,688,532
Commitments and contingencies
Redeemable noncontrolling interests in the Operating Partnership	41,836,613	44,115,028
Equity:
Kite Realty Group Trust Shareholders’ Equity:
Preferred Shares, $.01 par value, 40,000,000 shares authorized, 2,800,000 shares issued and outstanding at December 31, 2011 and December 31, 2010, respectively	70,000,000	70,000,000
Common Shares, $.01 par value, 200,000,000 shares authorized 63,617,019 shares and 63,342,219 shares issued and outstanding at December 31, 2011 and December 31, 2010, respectively	636,170	633,422
Additional paid in capital	449,763,528	448,779,180
Accumulated other comprehensive loss	(1,524,095)	(2,900,100)
Accumulated deficit	(109,504,068)	(93,447,581)
Total Kite Realty Group Trust Shareholders’ Equity	409,371,535	423,064,921
Noncontrolling Interests	4,250,485	6,914,264
Total Equity	413,662,020	429,979,185
Total Liabilities and Equity	$1,193,266,118	$1,132,782,745

____________________
1	Includes $8,637,607 of deferred revenue related to mark to market lease accounting as of December 31, 2011 and $9,867,906 as of December 31, 2010.

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                                          Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

CONSOLIDATED STATEMENTS OF OPERATIONS – THREE AND TWELVE MONTHS (UNAUDITED)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010
Revenue:
Minimum rent	$20,174,665	$18,067,685	$77,019,425	$71,836,417
Tenant reimbursements	5,294,063	4,319,215	20,264,222	17,666,443
Other property related revenue	1,097,401	1,769,649	4,252,623	5,065,169
Construction and service fee revenue	106,285	1,746,947	373,105	6,848,073
Total revenue	26,672,414	25,903,496	101,909,375	101,416,102
Expenses:
Property operating	4,667,749	4,887,479	18,607,865	17,691,738
Real estate taxes	3,387,794	2,347,560	13,828,995	12,044,966
Cost of construction and services	9,092	1,598,958	309,074	6,142,042
General, administrative and other	1,619,726	1,480,980	6,284,397	5,372,056
Depreciation and amortization	9,201,670	9,290,845	37,068,830	40,732,228
Total expenses	18,886,031	19,605,822	76,099,161	81,983,030
Operating income	7,786,383	6,297,674	25,810,214	19,433,072
Interest expense	(6,981,496)	(7,219,072)	(25,291,512)	(28,532,440)
Income tax benefit/(expense) of taxable REIT subsidiary	74,022	(31,932)	1,294	(265,986)
Income (loss) income from unconsolidated entities	89,181	48,477	333,628	(51,964)
Gain on sale of unconsolidated property, net	4,320,155	—	4,320,155	—
Other income	25,410	44,985	208,870	231,178
Income (loss) from continuing operations	5,313,655	(859,868)	5,382,649	(9,186,140)
Discontinued operations – loss on sale of operating property	(397,909)	—	(397,909)	—
Consolidated net income (loss)	4,915,746	(859,868)	4,984,740	(9,186,140)
Net (income)/loss attributable to noncontrolling interests	(414,434)	74,227	(3,466)	915,310
Net income (loss) attributable to Kite Realty Group Trust	4,501,312	(785,641)	4,981,274	(8,270,830)
Dividends on preferred shares	(1,443,750)	(376,979)	(5,775,000)	(376,979)
Net income (loss) attributable to common shareholders	$3,057,562	$(1,162,620)	$(793,726)	$(8,647,809)

Net income (loss) per common share attributable to Kite Realty Group Trust common shareholders – basic and diluted:
Income (loss) from continuing operations attributable to common shareholders	$0.05	$(0.02)	$(0.01)	$(0.14)
Loss from discontinued operations attributable to common shareholders	(0.00)	—	(0.00)	—
Net income (loss) attributable to common shareholders	$0.05	$(0.02)	$(0.01)	$(0.14)

Weighted average common shares outstanding – basic	63,613,728	63,340,098	63,557,322	63,240,474
Weighted average common shares outstanding – diluted	71,696,106	63,340,098	63,557,322	63,240,474
Dividends declared per common share	$0.06	$0.06	$0.24	$0.24

Income (loss) attributable to Kite Realty Group Trust common shareholders:
Income (loss) from continuing operations	$3,411,876	$(1,162,620)	$(439,412)	$(8,647,809)
Discontinued operations	(354,314)	—	(354,314)	—
Net income (loss) attributable to Kite Realty Group Trust Common shareholders	$3,057,562	$(1,162,620)	$(793,726)	$(8,647,809)

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                                          Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION –THREE AND TWELVE MONTHS

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010
Consolidated net income (loss)	$4,915,746	$(859,868)	$4,984,740	$(9,186,140)
Less dividends on preferred shares	(1,443,750)	(376,979)	(5,775,000)	(376,979)
Less net income attributable to noncontrolling interests in properties	(38,244)	(20,446)	(101,069)	(117,155)
Add loss on sale of operating property	397,909	—	397,909	—
Less gain on sale of unconsolidated property, net	(4,320,155)	—	(4,320,155)	—
Add depreciation and amortization, net of noncontrolling interests	9,054,424	9,098,045	36,577,580	39,950,624
Funds From Operations of the Kite Portfolio1	8,565,930	7,840,752	31,764,005	30,270,350
Less redeemable noncontrolling interests in Funds From Operations	(942,252)	(869,391)	(3,494,040)	(3,359,076)
Funds From Operations allocable to the Company1	$7,623,628	$6,971,361	$28,269,965	$26,911,274

Basic FFO per share of the Kite Portfolio	$0.12	$0.11	$0.44	$0.43
Diluted FFO per share of the Kite Portfolio	$0.12	$0.11	$0.44	$0.42

Basic weighted average Common Shares outstanding	63,613,728	63,340,098	63,557,322	63,240,474
Diluted weighted average Common Shares outstanding	63,852,565	63,641,410	63,828,582	63,490,597
Basic weighted average Common Shares and Units outstanding	71,457,269	71,199,356	71,406,505	71,166,137
Diluted weighted average Common Shares and Units outstanding	71,696,106	71,500,669	71,677,765	71,416,260

Other Financial Information:
Capital expenditures2
Tenant improvements – Retail3	$2,067,241	$74,961	$3,740,846	$1,010,750
Tenant improvements – Commercial	—	—	53,500	—
Leasing commissions – Retail	231,943	304,876	1,251,118	838,140
Leasing commissions – Commercial	40,351	—	40,351	30,662
Capital improvements4	142,126	145,394	504,379	767,648
Scheduled debt principal payments	1,642,750	1,201,871	5,245,847	4,807,088
Straight line rent – total	783,779	131,257	2,690,710	547,063
– term of lease	103,551
– pre-cash rent period – operating properties	647,593
– pre-cash rent period – dev/redev properties	32,635
Market rent amortization income from acquired leases	528,430	626,039	2,460,002	2,822,305
Market debt adjustment	107,714	107,714	430,856	430,858
Non-cash compensation expense	245,718	163,775	879,287	655,438
Capitalized interest	1,997,641	2,219,539	8,486,590	8,807,062
Mark to market lease amount in Deferred revenue and Other liabilities on condensed consolidated balance sheet	8,637,607	9,867,906	8,637,607	9,687,906
Acreage of undeveloped, peripheral land in the operating portfolio5	33.6
Mid-quarter rent commencement not recognized in income statement (annualized)6	$83,219

____________________
1
“Funds From Operations of the Operating Partnership” measures 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds From Operations allocable to the Company” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

2	Excludes tenant improvements and leasing commissions relating to development and redevelopment projects and first-generation space.
3	Reflects tenant improvements totaling $1.8 million for two anchor tenants.
4	A portion of these capital improvements are reimbursed by tenants and are revenue producing.
5	Not reflected in construction in progress and land held for development (book value $7.1 million).
6	Reflects impact for full quarter for operating property tenants commencing cash rent in the quarter offset by terminated tenants

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                                          Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

MARKET CAPITALIZATION AS OF DECEMBER 31, 2011

				Total	Percent of
		Percent of		Market	Total Market
		Total Equity		Capitalization	Capitalization
Equity Capitalization:

Total Common Shares Outstanding		89.0%		63,617,019

Operating Partnership ("OP") Units Outstanding		11.0%		7,842,498

Combined Common Shares and OP Units		100.0%		71,459,517

Market Price of Common Shares at December 31, 2011				$4.51

Series A Preferred Shares				70,000,000

Total Equity Capitalization				392,282,422	37%

Debt Capitalization:
Company Consolidated Outstanding Debt				689,122,933

Less: Partner Share of Consolidated Joint Venture Debt2				(25,631,856)

Company Share of Outstanding Debt				663,491,077

Pro-rata Share of Unconsolidated Joint Venture Debt				5,776,000

Less: Cash and Cash Equivalents (Consolidated and Pro-rata share of unconsolidated Joint Venture cash)				(10,623,848)

Total Net Debt Capitalization				658,643,229	63%

Total Market Capitalization as of December 31, 2011				$1,050,925,651	100%

RATIO OF DEBT TO TOTAL UNDEPRECIATED ASSETS AS OF DECEMBER 31, 2011
Consolidated Undepreciated Real Estate Assets		$1,273,728,056
Company Share of Unconsolidated Real Estate Assets		24,843,382
Escrow and Other Deposits		9,424,986
		$1,307,996,424

Total Consolidated Debt		$689,122,933
Company Share of Joint Venture Debt		5,776,000
Less: Cash, including unconsolidated		(10,623,848)
		$684,275,085

Ratio of Net Debt to Total Undepreciated Real Estate Assets		52.3%

RATIO OF COMPANY SHARE OF DEBT TO EBITDA AS OF DECEMBER 31, 2011
Company share of
- consolidated debt		$663,491,077
- unconsolidated debt		5,776,000
Less: Cash		(10,623,848)
		658,643,229
Q4 2011 EBITDA, annualized:
- consolidated	$67,952,212
- pro forma adjustment1	6,757
- minority interest EBITDA	(192,597)	67,766,372
		9.72	x

1				Represents full year effect of adjustments for seasonality of percentage rent, annualization of mid-fourth quarter rent commencement, and normalizing other property related revenue.
2				Partners’ interests in Estero Town Commons and Cobblestone Plaza were acquired for a nominal amount.

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                                          Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

SAME PROPERTY NET OPERATING INCOME (NOI)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2011	2010	% Change	2011	2010	% Change
Number of properties at period end1	52	52		52	52

Leased percentage at period-end	93.0%	92.6%		93.0%	92.6%
Minimum rent	$16,740,686	$16,237,150		$66,861,417	$65,393,382
Tenant recoveries	4,082,673	3,953,498		16,763,021	16,254,231
Other income	1,061,788	1,134,904		1,248,617	1,257,744
	21,885,147	21,325,552		84,873,055	82,905,357

Property operating expenses	4,094,458	4,842,809		16,276,930	16,459,497
Real estate taxes	2,729,037	2,238,111		11,098,536	11,016,632
	6,823,495	7,080,920		27,375,466	27,476,129

Net operating income – same properties (52 properties)2	15,061,652	14,244,632	5.7%	57,497,589	55,429,228	3.7%

Reconciliation to Most Directly Comparable GAAP Measure:

Net operating income – same properties	$15,061,652	$14,244,632		$57,497,589	$55,429,228
Other income (expense), net	(10,560,340)	(15,030,273)		(52,516,315)	(63,700,058)
Less: dividends on preferred shares	(1,443,750)	(376,979)		(5,775,000)	(376,979)
Net loss attributable to common shareholders	$3,057,562	$(1,162,620)		$(793,726)	$(8,647,809)

____________________
1	Same Property analysis excludes Courthouse Shadows, The Centre and Bolton Plaza as the Company pursues redevelopment of these properties.

2
Same Property net operating income is considered a non-GAAP measure because it excludes net gains from outlot sales, write offs of straight-line rent and lease intangibles, bad debt expense and related recoveries, lease termination fees and significant prior year expense recoveries and adjustments, if any.

The Company believes that Net Operating Income is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization, interest expense, and impairment, if any.  The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company's properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance.

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                                          Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

NET OPERATING INCOME BY QUARTER

	Three Months Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Revenue:
Minimum rent	$20,174,665	$19,503,426	$18,974,092	$18,367,242	$18,067,685
Tenant reimbursements	5,294,063	4,924,929	4,866,020	5,179,210	4,319,215
Other property related revenue	568,919	389,186	1,027,535	418,620	1,288,954
Parking revenue, net1	99,510	73,242	(32,470)	63,355	90,655
	26,137,157	24,890,783	24,835,177	24,028,427	23,766,509
Expenses:
Property operating – Recoverable2	3,518,157	3,439,098	3,239,523	4,019,203	3,756,769
Property operating – Non-Recoverable2	910,331	848,651	1,044,234	668,605	923,526
Real estate taxes	3,198,083	3,299,179	3,428,512	3,128,591	2,164,704
	7,626,571	7,586,928	7,712,269	7,816,399	6,844,999
Net Operating Income – Properties	18,510,586	17,303,855	17,122,908	16,212,028	16,921,510

Other Income (Expense):
Construction and service fee revenue	106,285	180,299	76,483	10,038	1,746,947
Cost of construction and services	(9,092)	(135,816)	(114,254)	(49,913)	(1,598,958)
General, administrative, and other	(1,619,726)	(1,374,659)	(1,413,918)	(1,848,452)	(1,480,980)
Transaction costs	—	(27,640)	(49,968)	—	—
	(1,522,533)	(1,357,816)	(1,501,657)	(1,888,327)	(1,332,991)
Earnings Before Interest, Taxes, Depreciation and Amortization	16,988,053	15,946,039	15,621,251	14,323,701	15,588,519

Depreciation and amortization	(9,201,670)	(8,797,064)	(9,893,224)	(9,176,873)	(9,290,845)
Interest expense	(6,981,496)	(6,567,870)	(5,840,521)	(5,901,625)	(7,219,072)
Income tax benefit (expense) of taxable REIT subsidiary	74,022	(119,561)	30,760	16,073	(31,932)
Income (loss) from unconsolidated entities	89,181	239,852	92,220	(87,625)	48,477
Gain on sale of unconsolidated property, net	4,320,155	—	—	—	—
Other income	25,410	40,839	93,582	49,038	44,985
Income (loss) from continuing operations	5,313,655	742,235	104,068	(777,311)	(859,868)
Discontinued operations - sale of operating property 4	(397,909)	—	—	—	—
Net income (loss)	4,915,746	742,235	104,068	(777,311)	(859,868)
Net (income) loss attributable to noncontrolling interest	(414,434)	57,931	282,545	70,494	74,227
Net income (loss) attributable to Kite Realty Group Trust	4,501,312	800,166	386,613	(706,817)	(785,641)
Dividends on preferred shares	(1,443,750)	(1,443,750)	(1,443,750)	(1,443,750)	(376,979)
Net income (loss) attributable to common shareholders	$3,057,562	$(643,584)	$(1,057,137)	$(2,150,567)	$(1,162,620)

NOI/Revenue	70.8%	69.5%	68.9%	67.5%	71.2%
Recovery Ratio3
– Retail Only	87.3%	80.9%	82.3%	83.0%	85.7%
– Total Portfolio	78.8%	73.1%	73.0%	72.5%	72.9%

____________________
1	Parking revenue, net, represents the net operating results of the Eddy Street Parking Garage and the Union Station Parking Garage.
2
Recoverable expenses include total management fee expense (or G&A expense of $0.4 million) allocable to the property operations in the three months ended December 31, 2011, a portion of which is recoverable. Non-recoverable expenses primarily include bad debt and legal expense.

3	“Recovery Ratio” is computed by dividing tenant reimbursements by the sum of recoverable property operating expense and real estate tax expense.
4	In December 2011, the Company sold its Martinsville Shops property. The operating results of this property were not material.

p. 12
                                          Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

SUMMARY OF OUTSTANDING DEBT AS OF DECEMBER 31, 2011

TOTAL OUTSTANDING DEBT
	Outstanding Amount	Ratio	Weighted Average Interest Rate1	Weighted Average Maturity (in years)
Fixed Rate Debt
Consolidated	$375,615,005	54%	5.86%	5.4
Floating Rate Debt (Hedged)	29,677,612	4%	5.38%	5.0
Total Fixed Rate Debt	405,292,617	58%	5.83%	5.3
Variable Rate Debt:
Construction Loans	82,454,406	12%	3.64%	2.1
Other Variable	230,937,468	33%	3.28%	2.5
Floating Rate Debt (Hedged)	(29,677,612)	-4%	-3.37%	-5.0
Unconsolidated	5,776,000	1%	3.05%	1.7
Total Variable Rate Debt	289,490,262	42%	3.37%	2.1
Net Premiums on Fixed Rate Debt	116,054	N/A	N/A	N/A
Total	$694,898,933	100%	4.81%	4.0

SCHEDULE OF MATURITIES BY YEAR
	Mortgage Debt			Construction Debt	Total Consolidated Outstanding Debt	KRG Share of UnconsolidatedMortgage Debt	Total Consolidated and Unconsolidated Debt
	Annual Maturity	Term Maturities	Corporate Debt
2012	$5,324,072	$55,708,261	$-	$-	$61,032,333	$-	$61,032,333
2013	5,483,183	34,515,432	-	53,890,081	93,888,696	5,776,000	99,664,696
2014	5,300,844	38,124,712	134,686,200	7,798,762	185,910,518	-	185,910,518
2015	5,112,791	38,301,942	-	1,080,000	44,494,733	-	44,494,733
2016	4,312,359	124,903,612	-	19,685,563	148,901,534	-	148,901,534
2017	2,675,493	52,560,715	-	-	55,236,208	-	55,236,208
2018	2,513,756	4,253,650	-	-	6,767,406	-	6,767,406
2019 and Beyond	6,327,931	86,447,520	-	-	92,775,451	-	92,775,451
Net Premiums on Fixed Rate Debt	116,054	-	-	-	116,054	-	116,054
Total	$37,166,483	$434,815,844	$134,686,200	$82,454,406	$689,122,933	$5,776,000	$694,898,933

____________________
1	Calculations on Hedged Debt assume a weighted average spread over LIBOR on all variable rate debt, as the hedges are designated with various pieces of debt.

p. 13
                                          Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

SCHEDULE OF OUTSTANDING DEBT AS OF DECEMBER 31, 2011

CONSOLIDATED DEBT
Fixed Rate Debt		Interest Rate	Maturity Date	Balance As of December31,2011	Monthly Debt Service As of December 31, 2011
50th & 12th		5.67%	11/11/14	$4,211,416	$27,190
Bayport Commons1		5.44%	9/1/21	13,070,487	74,045
The Centre at Panola, Phase I		6.78%	1/1/22	3,257,178	36,583
Cool Creek Commons		5.88%	4/11/16	17,410,311	106,534
Eddy Street Commons		5.44%	9/1/21	25,394,089	143,860
Four Property Pool Loan		5.44%	9/1/21	43,219,744	244,842
Fox Lake Crossing		5.16%	7/1/12	10,799,299	68,605
Geist Pavilion		5.78%	1/1/17	11,125,000	53,585
Indian River Square		5.42%	6/11/15	12,853,758	74,850
International Speedway Square		5.77%	4/1/21	20,835,938	122,817
Kedron Village		5.70%	1/11/17	29,700,000	141,075
Pine Ridge Crossing		6.34%	10/11/16	17,470,402	108,823
Plaza at Cedar Hill2		7.38%	2/1/12	24,722,234	193,484
Plaza Volente		5.42%	6/11/15	27,717,728	161,405
Preston Commons		5.90%	3/11/13	4,135,348	28,175
Riverchase Plaza		6.34%	10/11/16	10,482,241	65,294
Sunland Towne Centre		6.01%	7/1/16	24,887,224	150,048
30 South		6.09%	1/11/14	20,900,992	142,257
Traders Point		5.86%	10/11/16	45,783,943	283,478
Whitehall Pike		6.71%	7/5/18	7,637,673	77,436
Subtotal				$375,615,005	$2,304,386

Floating Rate Debt (Hedged)		LIBOR Hedge Rate	Maturity Date	Balance as of December 31 , 2011	Monthly Debt Service As of December 31, 2011
Associated Bank		1.35%	12/31/16	$15,100,000	$16,954
TD Bank		3.31%	1/3/17	14,577,612	40,210
Subtotal				$29,677,612	$57,164
TOTAL CONSOLIDATED FIXED RATE DEBT				$405,292,617	$2,361,550
TOTAL NET PREMIUMS ON FIXED RATE DEBT				$116,054

Variable Rate Debt: Mortgages	Lender	Interest Rate3	Maturity Date	Balance as of December 31, 2011
951 & 41	KeyBank	LIBOR+300	9/22/13	$7,800,000
Beacon Hill4	Fifth Third Bank	LIBOR+125	3/30/14	7,217,850
Eastgate Pavilion	Associated Bank	LIBOR+225	12/31/16	16,800,000
Estero Town Commons	Wells Fargo	LIBOR+325	1/15/13	10,500,000
Fishers Station5	Old National Bank	LIBOR+340	6/30/14	3,625,230
Gateway Shopping Center6	Charter One Bank	LIBOR+190	10/31/12	20,352,866
Indiana State Motor Pool	Old National Bank	LIBOR+325	2/4/14	3,307,415
Ridge Plaza	TD Bank	LIBOR+325	1/3/17	14,459,965
Tarpon Springs Plaza	Wells Fargo	LIBOR+325	1/15/13	12,187,942
Subtotal				$96,251,268
____________________
1		The Company has a preferred return, then a 60% interest.

2		The loan was paid off with the Company's Unsecured Credit Facility subsequent to December 31, 2011.

3		At December 31, 2011, one-month LIBOR was 0.30%.

4		The Company has a preferred return, then a 50% interest. The loan is guaranteed by Kite Realty Group, LP.

5
The Company has a 25% interest in this property.  The loan is guaranteed by Kite Realty Group, LP, the operating partnership. In addition, the Company has a $4.3 million revolving line of credit that is secured by this property. This revolver has a maturity date of 6/30/13 at an interest rate of LIBOR+305. There are no amounts outstanding under this line of credit as of December 31, 2011.

6		The Company has a preferred return, then a 50% interest. This loan is severally guaranteed by Kite Realty Group, LP.

p. 14
                                          Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

SCHEDULE OF OUTSTANDING DEBT AS OF DECEMBER 31, 2011 (CONTINUED)

Variable Rate Debt: Construction Loans	Lender	Interest Rate1	Maturity Date	Total Commitment	Balance as of December 31, 2011
Bridgewater Marketplace2	Indiana Bank And Trust	LIBOR + 185	6/29/13	$7,000,000	$7,000,000
Cobblestone Plaza3	Wells Fargo	LIBOR + 350	2/12/13	34,000,000	33,637,744
Delray Marketplace3	Bank of America/US Bank	LIBOR + 200	11/18/14	62,000,000	7,798,762
Rivers Edge	Huntington Bank	LIBOR + 325	1/15/16	25,500,000	19,685,563
South Elgin Commons	Charter One Bank	LIBOR + 325	9/30/13	16,500,000	13,252,337
Zionsville Walgreens	Associated Bank	LIBOR + 225	6/30/15	4,704,000	1,080,000
Subtotal				$149,704,000	$82,454,406
Corporate Debt	Lender	Interest Rate1	Maturity Date		Balance as of December 31, 2011
Unsecured Credit Facility4	KeyBank (Admin. Agent)	LIBOR + 325	6/6/14		$134,686,200

Floating Rate Debt (Hedged)5		Various	Various		$(29,677,612)

TOTAL CONSOLIDATED VARIABLE RATE DEBT					$283,714,262
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET					$689,122,933

____________________
1	At December 31, 2011, the one-month LIBOR interest rate was 0.30%.

2	The loan has a LIBOR floor of 3.15%.

3	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.

4
The Company has 47 unencumbered properties of which 44 are wholly owned and used as collateral under the unsecured credit facility and three of which are owned in joint ventures.   The major unencumbered properties include: Broadstone Station, The Centre, The Corner, Coral Springs Plaza, Courthouse Shadows, Four Corner Square, King's Lake Square, Lithia Crossing, Market Street Village, Oleander Shopping Center, PEN Products, Red Bank Commons, Shops at Eagle Creek, Traders Point II, Union Station Parking Garage, Wal-Mart Plaza and Waterford Lakes.

5	Calculations on Hedged Debt assume a weighted average spread over LIBOR on all variable rate debt, as the hedges are designated with various pieces of debt.

p. 15
                                          Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

SCHEDULE OF OUTSTANDING DEBT AS OF DECEMBER 31, 2011 (CONTINUED)

UNCONSOLIDATED DEBT

Variable Rate Debt - Construction Loans	Lender	Interest Rate1	Maturity Date	Total Commitment	Balance as of December 31, 2011
Parkside Town Commons2	Bank of America	LIBOR+275	8/31/13	$14,440,000	$14,440,000
Parkside Town Commons Joint Venture Partners' Share – 60%					(8,664,000)

KRG SHARE OF UNCONSOLIDATED DEBT					$5,776,000

TOTAL KRG CONSOLIDATED DEBT					689,122,933
TOTAL KRG DEBT					$694,898,933

____________________
1	At December 31, 2011, the one-month LIBOR interest rate was 0.30%.

2	The Company owns a 40% interest in Parkside Town Commons. This will change to a 20% ownership at the time of hard cost construction financing.

p. 16
                                          Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

JOINT VENTURE SUMMARY - UNCONSOLIDATED PROPERTIES

During 2011, the Company owned the following unconsolidated properties with joint venture partners:

Property	Percentage Owned by the Company
Parkside Town Commons – Development Property1	40%
Eddy Street Commons Limited Service Hotel2	50%

____________________

1	The Company's 40% interest in Parkside Town Commons will change to 20% at the time of construction financing placement.
2	The hotel was sold in November 2011.

p. 17
                                          Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

CONDENSED COMBINED BALANCE SHEETS OF UNCONSOLIDATED PROPERTIES

(Parkside Town Commons and Eddy Street Commons Limited Service Hotel)
(Unaudited)

	December 31, 2011	December 31, 2010
Assets:
Investment properties, at cost:
Buildings and improvements	$—	$9,180,156
Furniture, equipment and other	—	258,048
Construction in progress	62,108,456	60,852,416
	62,108,456	70,290,620
Less: accumulated depreciation	—	(388,260)
	62,108,456	69,902,360
Cash and cash equivalents	1,267,585	1,146,354
Other receivables	59,273	141,043
Escrow deposits	432,176	600,000
Deferred costs, net	—	86,153
Prepaid and other assets	—	38,052
Total Assets	$63,867,490	$71,913,962

Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness	$14,440,000	$43,287,141
Accounts payable and accrued expenses	742,475	839,607
Total Liabilities	15,182,475	44,126,748
Accumulated equity	48,685,015	27,787,214
Total Liabilities and Accumulated Equity	$63,867,490	$71,913,962
Company’s share of cash and cash equivalents	$581,398	$551,207
Company’s share of unconsolidated real estate assets	$24,843,382	$28,865,939
Company’s share of mortgage and other indebtedness	$5,776,000	$18,256,271

p. 18
                                          Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

CONDENSED COMBINED STATEMENTS OF OPERATIONS OF UNCONSOLIDATED PROPERTIES

(Eddy Street Commons Limited Service Hotel)1,2
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December31,
	2011	2010	2011	2010
Revenue:
Minimum rent	$—	$—	$—	$—
Tenant reimbursements	—	—	—	—
Other property related revenue	1,014,477	975,559	4,443,374	2,002,761
Total revenue	1,014,477	975,559	4,443,374	2,002,761

Expenses:
Property operating	611,200	670,040	2,659,755	1,411,162
Real estate taxes	29,167	26,000	337,701	70,000
Other expense	12,298	19,605	95,712	47,898
Total expenses	652,665	715,645	3,093,168	1,529,060

Net operating income	361,812	259,914	1,350,206	473,701
Depreciation and amortization	—	(57,389)	(194,133)	(388,262)
Interest expense	(34,732)	(105,570)	(340,099)	(189,368)
Gain on sale operating property	8,286,246	—	8,286,246	—
Net income (loss)	$8,613,326	$96,955	$9,102,220	$(103,929)
Company’s share of unconsolidated net operating income	$180,906	$129,957	$675,103	$236,851
Company’s share of unconsolidated interest expense	$(17,366)	$(52,785)	$(170,050)	$(94,684)

____________________
1	Parkside Town Commons is not yet operational.

2	The Company sold the hotel in November 2011.

p. 19
                                         Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

TOP 10 RETAIL TENANTS BY GROSS LEASABLE AREA (GLA)

As of December 31, 2011

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2011.

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA1	Number of Anchor Owned Locations	Anchor Owned GLA2
Lowe's Home Improvement3	8	1,082,630	2	128,997	6	953,633
Target	6	665,732	0	0	6	665,732
Wal-Mart	4	618,161	1	103,161	3	515,000
Publix	6	289,779	6	289,779	0	0
Federated Department Stores	1	237,455	1	237,455	0	0
Bed Bath & Beyond/Buy Buy Baby	7	194,313	7	194,313	0	0
Kohl’s	2	186,090	0	0	2	186,090
Ross Stores	6	172,648	6	172,648	0	0
Dick's Sporting Goods	3	171,737	3	171,737	0	0
PetSmart	6	147,079	6	147,079	0	0
	49	3,765,624	32	1,445,169	17	2,320,455

____________________
1	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

2	Includes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	The Company has entered into one ground lease with Lowe’s Home Improvement for a total of 163,000 square feet, which is included in Anchor Owned GLA.

p. 20
                                         Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

TOP 25 TENANTS BY ANNUALIZED BASE RENT1,2

As of December 31, 2011

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2011.

Tenant	Type of Property	Number of Locations	Leased GLA/NRA2	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent1	Annualized Base Rent per Sq. Ft.3	% of Total Portfolio Annualized Base Rent
Publix	Retail	6	289,779	4.8%	$2,366,871	$8.17	2.9%
Bed Bath & Beyond / Buy Buy Baby	Retail	7	194,313	3.2%	2,162,567	11.13	2.7%
PetSmart	Retail	6	147,079	2.5%	2,057,838	13.99	2.6%
Ross Stores	Retail	6	172,648	2.9%	1,887,521	10.93	2.3%
Toys “R” Us	Retail	3	138,600	2.3%	1,779,446	12.84	2.2%
Lowe's Home Improvement	Retail	2	128,997	2.2%	1,764,000	6.04	2.2%
State of Indiana	Commercial	3	210,393	3.5%	1,635,911	7.78	2.0%
Marsh Supermarkets	Retail	2	124,902	2.1%	1,605,139	12.85	2.0%
Dick's Sporting Goods	Retail	3	171,737	2.9%	1,404,508	8.18	1.7%
Indiana Supreme Court	Commercial	1	75,488	1.3%	1,339,164	17.74	1.7%
Staples	Retail	4	89,797	1.5%	1,226,835	13.66	1.5%
HEB Grocery Company	Retail	1	105,000	1.8%	1,155,000	11.00	1.4%
Office Depot	Retail	4	96,060	1.6%	1,080,922	11.25	1.3%
Best Buy	Retail	2	75,045	1.3%	911,993	12.15	1.1%
Kmart	Retail	1	110,875	1.9%	850,379	7.67	1.1%
LA Fitness	Retail	1	45,000	0.8%	843,750	18.75	1.0%
TJX Companies	Retail	3	88,550	1.5%	834,813	9.43	1.0%
Michaels	Retail	3	68,989	1.2%	792,515	11.49	1.0%
Mattress Firm	Retail	8	32,405	0.5%	788,354	24.33	1.0%
Dominick's	Retail	1	65,977	1.1%	775,230	11.75	1.0%
City Securities Corporation	Commercial	1	38,810	0.6%	771,155	19.87	1.0%
A & P	Retail	1	58,732	1.0%	763,516	13.00	0.9%
Stein Mart	Retail	3	106,000	1.8%	682,000	6.43	0.8%
Whole Foods	Retail	1	36,000	0.6%	697,320	19.37	0.9%
Nordstrom Rack	Retail	1	35,200	0.6%	633,600	18.00	0.8%
TOTAL			2,706,376	45.5%	$30,810,347	$10.79	38.1%

____________________
1	Annualized base rent represents the monthly contractual rent for December 2011 for each applicable tenant multiplied by 12.

2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	Annualized Base Rent per square foot is adjusted to account for the estimated square footage attributed to structures on land owned by the Company and ground leased to tenants.

p. 21
                                         Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

LEASE EXPIRATIONS – OPERATING PORTFOLIO1

As of December 31, 2011

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2011.

	Number of Expiring Leases1	Expiring GLA/NRA2	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent3	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2012	94	317,763	5.3%	$5,004,551	6.4%	$15.75	$0
2013	83	539,924	9.1%	6,342,645	8.1%	11.75	72,000
2014	88	565,629	9.5%	7,636,691	9.8%	13.50	340,475
2015	88	716,194	12.0%	9,698,301	12.4%	13.54	198,650
2016	101	840,622	14.1%	7,914,152	10.1%	9.41	0
2017	66	525,557	8.8%	8,113,559	10.4%	15.44	266,300
2018	34	381,601	6.4%	5,361,279	6.9%	14.05	0
2019	19	191,174	3.2%	2,918,600	3.7%	15.27	33,000
2020	21	373,805	6.3%	3,880,090	5.0%	10.38	156,852
2021	30	401,815	6.7%	5,414,045	6.9%	13.47	0
Beyond	52	1,108,647	18.6%	15,874,038	20.3%	14.32	2,099,290
Total	676	5,962,731	100.0%	$78,157,951	100.0%	$13.11	$3,166,567

____________________
1	Lease expiration table reflects rents in place as of December 31, 2011 and does not include option periods; 2011 expirations include 18 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for December 2011 for each applicable tenant multiplied by 12. Excludes ground lease revenue.

p. 22
                                         Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS1

As of December 31, 2011

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2011.

	Number of Expiring Leases1,2	Expiring GLA/NRA3	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent4	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2012	5	101,539	1.7%	$783,752	1.0%	$7.72	$0
2013	4	254,062	4.3%	1,256,461	1.6%	4.95	0
2014	9	236,834	4.0%	2,355,657	3.0%	9.95	0
2015	17	488,359	8.2%	4,798,887	6.1%	9.83	0
2016	13	609,387	10.2%	3,366,253	4.3%	5.52	0
2017	13	307,112	5.2%	3,703,488	4.7%	12.06	0
2018	8	300,576	5.0%	3,580,504	4.6%	11.91	0
2019	6	150,989	2.5%	2,070,625	2.7%	13.71	0
2020	9	326,354	5.5%	2,767,033	3.5%	8.48	0
2021	10	331,359	5.6%	3,790,787	4.9%	11.44	0
Beyond	27	927,535	15.5%	12,371,026	15.9%	13.34	990,000
Total	121	4,034,106	67.7%	$40,844,473	52.3%	$10.12	$990,000

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more.

2	Lease expiration table reflects rents in place as of December 31, 2011 and does not include option periods; 2012 expirations include one month-to-month tenant. This column also excludes ground leases.

3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.

4	Annualized base rent represents the monthly contractual rent for December 2011 for each applicable property multiplied by 12. Excludes ground lease revenue.

p. 23
                                         Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

LEASE EXPIRATIONS – RETAIL SHOPS

As of December 31, 2011

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business as of December 31, 2011.

	Number of Expiring Leases1	Expiring GLA/NRA1,2	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent3	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2012	88	206,706	3.5%	$4,058,993	5.2%	$19.64	$0
2013	74	160,972	2.7%	3,534,237	4.5%	21.96	72,000
2014	76	166,107	2.8%	3,699,577	4.7%	22.27	340,475
2015	70	182,734	3.1%	4,119,907	5.3%	22.55	198,650
2016	88	231,235	3.9%	4,547,899	5.8%	19.67	0
2017	51	138,160	2.3%	2,984,794	3.8%	21.60	266,300
2018	25	73,986	1.2%	1,654,068	2.1%	22.36	0
2019	13	40,185	0.7%	847,975	1.1%	21.10	33,000
2020	11	37,382	0.6%	939,357	1.2%	25.13	156,852
2021	19	64,294	1.1%	1,481,525	1.9%	23.04	0
Beyond	21	84,721	1.3%	2,234,278	2.9%	26.37	1,109,290
Total	536	1,386,482	23.2%	$30,102,610	38.5%	$21.71	$2,176,567

____________________
1
Lease expiration table reflects rents in place as of December 31, 2011, and does not include option periods; 2012 expirations include 17 month-to-month tenants.  This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage to non-owned structures on land we own and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for December 2011 for each applicable property multiplied by 12. Excludes ground lease revenue.

p. 24
                                         Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

LEASE EXPIRATIONS – COMMERCIAL TENANTS

As of December 31, 2011

	Number of Expiring Leases1	Expiring NLA1	% of Total NRA Expiring	Expiring Annualized Base Rent2	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2012	1	9,518	0.2%	$161,806	0.2%	$17.00
2013	5	124,890	2.1%	1,551,947	2.0%	12.43
2014	3	162,688	2.7%	1,581,457	2.0%	9.72
2015	1	45,101	0.8%	779,507	1.0%	17.28
2016	0	0	0.0%	0	0.0%	0.00
2017	2	80,285	1.4%	1,425,276	1.8%	17.75
2018	1	7,039	0.1%	126,708	0.2%	18.00
2019	0	0	0.0%	0	0.0%	0.00
2020	1	10,069	0.2%	173,700	0.2%	17.25
2021	1	6,162	0.1%	141,732	0.2%	23.00
Beyond	4	96,391	1.5%	1,268,736	1.6%	13.16
	19	542,143	9.1%	$7,210,869	9.2%	$13.30

____________________
1	Lease expiration table reflects rents in place as of December 31, 2011 and does not include option periods. This column also excludes ground leases.

2	Annualized base rent represents the monthly contractual rent for December 31, 2011 for each applicable property multiplied by 12.

p. 25
                                         Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

SUMMARY RETAIL PORTFOLIO STATISTICS INCLUDING JOINT VENTURE PROPERTIES

	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Company Owned GLA – Operating Retail1	5,492,894	5,219,373	5,133,713	5,052,161	5,132,850
Total GLA – Operating Retail1	8,395,291	8,109,910	8,026,604	7,939,606	8,020,295
Projected Company Owned GLA Under Development and Redevelopment2	See Note 4	See Note 4	See Note 4	841,677	716,100
Existing Owned GLA of Future Redevelopment Projects4	388,494	417,671	417,671	–	–
Projected Owned GLA of In-Process Development and Redevelopment Projects4	625,186	578,640	706,640	–	–
Projected Total GLA Under In-Process Development and Redevelopment2,4	813,797	1,107,257	1,418,000	1,034,290	908,743
Number of Operating Retail Properties	54	53	53	52	53
Number of Retail Properties In-Process Development or Redevelopment	8	9	9	8	6
Percentage Leased – Operating Retail	93.3%	93.1%	93.0%	92.3%	92.2%
Annualized Base Rent & Ground Lease Revenue – Operating Retail Properties3 (excludes redevelopment)	$71,171,147	$65,314,333	$64,332,559	$62,628,349	$63,533,070

____________________
1
Company Owned GLA represents gross leasable area owned by the Company. Total GLA includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space.

2
Projected Company Owned GLA Under Development or Redevelopment represents gross leasable area under development that is projected to be owned by the Company. Projected Total GLA Under Development or Redevelopment includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space that is existing or under construction.

3	Annualized Base Rent represents the monthly contractual rent in effect for each period shown, multiplied by 12.

4	In June 2011, the Company revised the classifications of its In-Process and Future Development projects. See pages 28 and 29

p. 26
                                         Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

SUMMARY COMMERCIAL PORTFOLIO STATISTICS

Retail Portfolio	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Company Owned Net Rentable Area (NRA)1,4	580,849	580,849	580,849	581,380	581,380
Number of Operating Commercial Properties	4	4	4	4	4
Percentage Leased – Operating Commercial Properties4	93.3%	93.3%	93.3%	92.0%	94.8%
Annualized Base Rent – Commercial Properties2,3,4	$7,210,868	$7,220,928	$7,216,472	$7,055,940	$7,474,590

____________________
1
Company Owned NRA does not include square footage of Union Station Parking Garage, a detached parking garage supporting the 30 South property that includes approximately 850 parking spaces. It is managed by a third party.

2	Annualized Base Rent does not include income attributable to the Union Station Parking Garage.

3	Annualized Base Rent includes $779,507 from KRG and subsidiaries as of December 31, 2011.

4	Includes the office space at Eddy Street Commons.

p. 27
                                         Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

IN-PROCESS DEVELOPMENT / REDEVELOPMENT PROJECTS

Project	Project Type	Company Ownership %	MSA	Actual/ Projected Opening Date1	Projected Owned GLA2	Projected Total GLA3	Percent of Owned GLA Occupied4	Percent of Owned GLA Pre-Leased/ Committed5	Total Estimated Project Cost7	Cost Incurred as of December 31, 20116	Major Tenants and Non-owned Anchors
Delray Marketplace, FL8	Development	50%	Delray Beach	Q4 2012	253,371	258,084	0.0%	71.7%	$93,000	$51,739	Publix, Frank Theatres, Max's Grille, Charming Charlie, Chico's, White House/Black Market, Jos. A Bank
New Hill Place, NC - I	Development	100%	Raleigh	Q2 2013	204,936	374,334	0.0%	65.1%	57,000	17,092	Target (non-owned), Dick’s Sporting Goods, Marshall’s, Michael’s, Petco
Oleander Pointe, NC	Redevelopment	100%	Wilmington	Q4 2011	43,806	48,306	68.5%	85.9%	5,000	1,685	Whole Foods
Four Corner Square / Maple Valley, WA 9	Development/ Redevelopment	100%	Seattle	Q4 2012	108,523	118,523	48.4%	81.0%	23,500	11,246	Johnson’s Home & Garden, Walgreens, Grocery Outlet
Walgreen's, IN	Development	100%	Indianapolis	Q3 2012	14,550	14,550	0.0%	100.0%	5,200	2,351	Walgreens
Total In-Process Development / Redevelopment Projects					625,186	813,797	13.2%	72.8%	$183,700	$84,113
Cost incurred as of 12/31/11 included in Construction in progress on condensed consolidated balance sheet7										$83,863

____________________
1
Opening Date is defined as the first date a tenant is open for business or a ground lease payment is made. Stabilization (i.e., 85% occupied) typically occurs within six to twelve months after the opening date.

2
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Includes tenants that have taken possession of their space or have begun paying rent.

5
Excludes outlot land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 48,032 square feet for which the Company has signed non-binding letters of intent.

6	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.

7	Cost incurred is reclassified to fixed assets on the consolidated balance sheet on a pro-rata basis as portions of the asset are placed in service.

8	The Company owns Delray Marketplace through joint venture (preferred return, then 50%).

9
Total estimated project cost for Maple Valley/Four Corner Square is shown net of projected sales of $9.9 million. The existing Four Corner property will be redeveloped and is currently 71.2% leased. The cost incurred represents the cost primarily related to the Maple Valley land and site work to date.

p. 28
                                         Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

FUTURE DEVELOPMENT / REDEVELOPMENT PROJECTS

Project	Project Type4	MSA	Existing Owned GLA	Estimated Total GLA1	Total Estimated Project Cost1,2	Cost Incurred as of December 31, 20112	Major Tenants and Non-owned Anchors
Consolidated–
The Centre, IN	Redevelopment	Indianapolis	80,689	80,689	$2,000	$—	Grocer, CVS Pharmacy
Bolton Plaza, FL	Redevelopment	Jacksonville	172,938	172,938	5,700	3,149	Academy Sports & Outdoors
Courthouse Shadows, FL	Redevelopment	Naples	134,867	134,867	2,500	388	Publix, Office Max
Broadstone Station, NC	Development	Raleigh	—	345,000	19,100	13,501	Shops, Pad Sales, Jr. Boxes, Super Wal-Mart (non-owned)
New Hill Place, NC Phase II	Development	Raleigh	—	170,000	44,300	14,452	Target (non-owned), Frank Theatres, and three Junior Anchors

Total Consolidated			388,494	903,494	$73,600	$31,490

Unconsolidated–
Parkside Town Commons, NC3	Development	Raleigh	—	1,500,000	$148,000	$63,966	Target (non-owned), Frank Theatres, Grocery, Jr. Boxes, Restaurants
KRG Current Share of Unconsolidated3				1,500,000	$29,600	$25,586
					20%	40%

____________________
1	Total Estimated Cost and Estimated Total GLA based on preliminary site plans and includes non-owned anchor space that exists or is currently under construction.

2	Dollars in thousands. Reflects both the Company's and partners' share of costs.

3
Parkside Town Commons is owned through a joint venture with Prudential Real Estate Investors. The Company’s interest in this joint venture is 40% as of December 31, 2011 and will be reduced to 20% at the time of project specific construction financing.

4	Redevelopment properties have been removed from the operating portfolio statistics.

Construction In Progress Reconciliation to Consolidated Balance Sheet:
Cost incurred for in-process developments (page 28)	$83,863,279
Cost incurred for future developments (above)	31,489,541
Cobblestone Plaza (tenants in buildout phase)	15,219,447
Rivers Edge (tenants in buildout phase)	1,106,518
New Hill – Phase III	5,443,365
Apex – Phase II (residual land and related sitework)	9,236,644
Miscellaneous tenant improvements and small projects	1,614,586
CIP on Consolidated Balance Sheet	$147,973,380

p. 29
                                         Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO

As of December 31, 2011

	Number of Operating Properties1	Owned GLA/NRA2	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent3	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq. Ft.
Indiana	24	2,412,010	39.8%	236	$30,035,068	39.9%	$13.27
• Retail	20	1,831,161	30.2%	217	22,824,199	30.4%	13.26
• Commercial	4	580,849	9.6%	19	7,210,869	9.5%	13.30
Florida	14	1,439,725	23.7%	195	17,968,119	23.9%	13.78
Texas	7	1,102,079	18.1%	81	12,342,942	16.4%	11.65
Georgia	3	300,116	4.9%	56	3,924,880	5.2%	14.46
Washington	3	126,496	2.1%	20	2,788,752	3.7%	23.41
Ohio	1	236,230	3.9%	7	2,119,766	2.8%	8.97
Illinois	3	310,830	5.1%	21	3,982,131	5.3%	13.33
New Jersey	1	115,088	1.9%	13	1,493,068	2.0%	15.90
Oregon	2	31,169	0.5%	13	560,722	0.8%	24.24
Total	58	6,073,743	100.0%	642	$75,215,448	100.0%	$13.27

____________________
1
This table includes operating retail properties, operating commercial properties, and ground lease tenants who commenced paying rent as of December 31, 2011 and excludes six retail properties under redevelopment.

2
Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company.  It does not include 29 parcels or outlots owned by the Company and ground leased to tenants, which contain 18 non-owned structures totaling approximately 357,104 square feet.  It also excludes the square footage of Union Station Parking Garage.

3	Annualized Base Rent excludes $3,166,567 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants.

p. 30
                                         Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

OPERATING RETAIL PROPERTIES – TABLE I

As of December 31, 2011

Property1	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA2	Owned GLA2	Percentage of Owned GLA Leased3
Bayport Commons7	FL	Oldsmar	2008	2008	Developed	268,556	97,112	91.3%
Cobblestone Plaza	FL	Ft. Lauderdale	2011	2011	Developed	143,493	133,214	92.2%
Coral Springs Plaza	FL	Ft. Lauderdale	2004/2010	2004	Redeveloped	46,079	46,079	100.0%
Estero Town Commons7	FL	Naples	2006	2007	Developed	206,600	25,631	72.6%
Indian River Square	FL	Vero Beach	1997/2004	2005	Acquired	379,246	142,706	93.5%
International Speedway Square	FL	Daytona	1999	1999	Developed	242,995	233,495	92.7%
King's Lake Square	FL	Naples	1986	2003	Acquired	85,497	85,497	90.5%
Lithia Crossing	FL	Tampa	1993	2011	Acquired	86,950	81,504	87.9%
Pine Ridge Crossing	FL	Naples	1993	2006	Acquired	258,874	105,515	96.3%
Riverchase Plaza	FL	Naples	1991/2001	2006	Acquired	78,380	78,380	95.5%
Shops at Eagle Creek	FL	Naples	1983	2003	Redeveloped	72,271	72,271	52.0%
Tarpon Springs Plaza	FL	Naples	2007	2007	Developed	276,346	82,547	95.1%
Wal-Mart Plaza	FL	Gainesville	1970	2004	Acquired	177,826	177,826	90.9%
Waterford Lakes Village	FL	Orlando	1997	2004	Acquired	77,948	77,948	96.1%
Kedron Village	GA	Atlanta	2006	2006	Developed	282,125	157,409	90.8%
Publix at Acworth	GA	Atlanta	1996	2004	Acquired	69,628	69,628	81.6%
The Centre at Panola	GA	Atlanta	2001	2004	Acquired	73,079	73,079	98.2%
Fox Lake Crossing	IL	Chicago	2002	2005	Acquired	99,072	99,072	89.4%
Naperville Marketplace	IL	Chicago	2008	2008	Developed	169,600	83,758	98.1%
South Elgin Commons	IL	Chicago	2009	2009	Developed	128,000	128,000	100.0%
50 South Morton	IN	Indianapolis	1999	1999	Developed	2,000	2,000	100.0%
54th & College	IN	Indianapolis	2008	2008	Developed	20,100	-	*
Beacon Hill7	IN	Crown Point	2006	2007	Developed	127,821	57,191	73.1%
Boulevard Crossing	IN	Kokomo	2004	2004	Developed	213,696	123,629	93.3%
Bridgewater Marketplace	IN	Indianapolis	2008	2008	Developed	50,820	25,975	68.3%
Cool Creek Commons	IN	Indianapolis	2005	2005	Developed	137,107	124,583	96.4%
Eddy Street Commons (Retail Only)	IN	South Bend	2009	2010	Developed	88,143	88,143	93.8%
Fishers Station4	IN	Indianapolis	1989	2004	Acquired	116,885	116,885	91.1%
Geist Pavilion	IN	Indianapolis	2006	2006	Developed	64,114	64,114	72.8%
Glendale Town Center	IN	Indianapolis	1958/2008	2008	Redeveloped	685,827	403,198	97.6%
Greyhound Commons	IN	Indianapolis	2005	2005	Developed	153,187	-	*
Hamilton Crossing Centre	IN	Indianapolis	1999	2004	Acquired	87,353	82,353	98.3%
Red Bank Commons	IN	Evansville	2005	2006	Developed	324,308	34,258	77.8%

____________________
*	Property consists of ground leases only and, therefore, no Owned GLA. 54th & College is a single ground lease property; Greyhound Commons has two of four outlots leased.

1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space, and non-owned structures on ground leases.

3	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of December 31, 2011, except for Greyhound Commons and 54th & College (see *).

4
This property is divided into two parcels: a grocery store and small shops. The Company owns a 25% interest in the small shops parcel through a joint venture and a 100% interest in the grocery store. The joint venture partner is entitled to an annual preferred payment of $106,000. All remaining cash flow is distributed to the Company.

5	The Company does not own the land at this property. It has leased the land pursuant to two ground leases that expire in 2017. The Company has six five-year options to renew this lease.

6
The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2012. The Company has six five-year renewal options and a right of first refusal to purchase the land.

7	The Company owns and manages the following properties through joint ventures with third parties: Beacon Hill (50%); Cornelius Gateway (80%); Bayport Commons (60%); and Sandifur Plaza (95%).

p. 31
                                         Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

OPERATING RETAIL PROPERTIES – TABLE I (CONTINUED)

Property1	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA2	Owned GLA2	Percentage of Owned GLA Leased3
Rivers Edge	IN	Indianapolis	2011	2011	Redeveloped	149,209	149,209	100.0%
Stoney Creek Commons	IN	Indianapolis	2000	2000	Developed	189,527	49,330	100.0%
The Corner	IN	Indianapolis	1984/2003	1984	Developed	42,612	42,612	92.9%
Traders Point	IN	Indianapolis	2005	2005	Developed	348,835	279,684	99.2%
Traders Point II	IN	Indianapolis	2005	2005	Developed	46,600	46,600	64.4%
Whitehall Pike	IN	Bloomington	1999	1999	Developed	128,997	128,997	100.0%
Zionsville Place	IN	Indianapolis	2006	2006	Developed	12,400	12,400	100.0%
Ridge Plaza	NJ	Oak Ridge	2002	2003	Acquired	115,088	115,088	81.6%
Eastgate Pavilion	OH	Cincinnati	1995	2004	Acquired	236,230	236,230	100.0%
Cornelius Gateway7	OR	Portland	2006	2007	Developed	35,800	21,324	62.3%
Shops at Otty5	OR	Portland	2004	2004	Developed	154,845	9,845	100.0%
Burlington Coat Factory6	TX	San Antonio	1992/2000	2000	Redeveloped	107,400	107,400	100.0%
Cedar Hill Village	TX	Dallas	2002	2004	Acquired	139,092	44,214	94.2%
Market Street Village	TX	Hurst	1970/2004	2005	Acquired	163,625	156,625	100.0%
Plaza at Cedar Hill	TX	Dallas	2000	2004	Acquired	303,531	303,531	95.3%
Plaza Volente	TX	Austin	2004	2005	Acquired	160,333	156,333	92.1%
Preston Commons	TX	Dallas	2002	2002	Developed	142,539	27,539	77.4%
Sunland Towne Centre	TX	El Paso	1996	2004	Acquired	312,450	306,437	97.6%
50th & 12th	WA	Seattle	2004	2004	Developed	14,500	14,500	100.0%
Gateway Shopping Center	WA	Seattle	2008	2008	Developed	285,200	99,444	94.8%
Sandifur Plaza7	WA	Pasco	2008	2008	Developed	12,552	12,552	82.5%
					Total	8,395,291	5,492,894	93.3%

See prior page for footnote disclosure.

p. 32
                                         Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

OPERATING RETAIL PROPERTIES – TABLE II

As of December 31, 2011

Property	State	MSA	Annualized Base Rent Revenue1	Annualized Ground Lease Revenue	Annualized Total Retail Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA2	Major Tenants and Non-Owned Anchors3
Bayport Commons	FL	Oldsmar	$1,621,013	$ -	$1,621,013	2.28%	$18.29	PetSmart, Best Buy, Michaels, Target (non-owned)
Cobblestone Plaza	FL	Ft. Lauderdale	2,950,595	250,000	3,200,595	4.50%	24.02	Whole Foods, Party City, All Pets Emporium
Coral Springs Plaza	FL	Ft. Lauderdale	663,538	-	663,538	0.93%	14.40	Toys “R” Us/Babies “R” Us, Lowes (non-owned), Wal-Mart (non-owned)
Estero Town Commons	FL	Naples	485,359	750,000	1,235,359	1.74%	26.08	Lowe's Home Improvement
Indian River Square	FL	Vero Beach	1,401,093	-	1,401,093	1.97%	10.50	Beall's, Office Depot, Target (non-owned), Lowe's Home Improvement (non-owned)
International Speedway Square	FL	Daytona	2,191,935	405,475	2,597,410	3.65%	10.13	Bed Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods
King's Lake Square	FL	Naples	999,293	-	999,293	1.40%	12.91	Publix, Retro Fitness
Lithia Crossing	FL	Tampa	1,003,212	72,000	1,075,212	1.51%	14.00	Stein Mart
Pine Ridge Crossing	FL	Naples	1,622,611	-	1,622,611	2.28%	15.97	Publix, Target (non-owned), Beall's (non-owned)
Riverchase Plaza	FL	Naples	1,045,378	-	1,045,378	1.47%	13.97	Publix
Shops at Eagle Creek	FL	Naples	610,844	55,104	665,948	0.94%	16.27	Staples, Lowe’s Home Improvement (non-owned)
Tarpon Springs Plaza	FL	Naples	1,609,775	100,000	1,709,775	2.40%	20.50	Cost Plus, A C Moore, Staples, Target (non-owned)
Wal-Mart Plaza	FL	Gainesville	856,486	-	856,486	1.20%	5.30	Books-A-Million, Save-A-Lot, Wal-Mart
Waterford Lakes Village	FL	Orlando	906,987	-	906,987	1.27%	12.11	Winn-Dixie
Kedron Village	GA	Atlanta	2,422,736	-	2,422,736	3.40%	16.95	Bed Bath & Beyond, Ross, PETCO, Target (non-owned)
Publix at Acworth	GA	Atlanta	632,643	-	632,643	0.89%	11.13	Publix
The Centre at Panola	GA	Atlanta	869,502	-	869,502	1.22%	12.11	Publix
Fox Lake Crossing	IL	Chicago	1,166,027	-	1,166,027	1.64%	13.17	Dominick's Finer Foods, Dollar Tree
Naperville Marketplace	IL	Chicago	1,044,205	-	1,044,205	1.47%	12.71	TJ Maxx, PetSmart, Caputo’s (non-owned)
South Elgin Commons	IL	Chicago	1,771,900	-	1,771,900	2.49%	13.84	LA Fitness, Target (non-owned), Ross, Toys “R” Us/Babies “R” Us
50 South Morton	IN	Indianapolis	126,000	-	126,000	0.18%	63.00
54th & College	IN	Indianapolis	-	260,000	260,000	0.37%	-	The Fresh Market (non-owned)
Beacon Hill	IN	Crown Point	587,251	-	587,251	0.83%	14.05	Strack & Van Til (non-owned), Walgreens (non-owned)
Boulevard Crossing	IN	Kokomo	1,598,782	-	1,598,782	2.25%	13.86	PETCO, TJ Maxx, Ulta Salon, Kohl's (non-owned)
Bridgewater Marketplace	IN	Indianapolis	311,253	-	311,253	0.44%	17.55	Walgreens (non-owned)
Cool Creek Commons	IN	Indianapolis	1,938,301	-	1,938,301	2.72%	16.14	The Fresh Market, Stein Mart, Bang Fitness
Eddy Street Commons	IN	South Bend	1,904,440	-	1,904,440	2.68%	23.04	Hammes Bookstore, Urban Outfitters
Fishers Station	IN	Indianapolis	1,163,187	-	1,163,187	1.63%	10.92	Marsh Supermarkets, Goodwill, Dollar Tree
Geist Pavilion	IN	Indianapolis	754,203	-	754,203	1.06%	16.15	Goodwill, Ace Hardware
Glendale Town Center	IN	Indianapolis	2,518,762	-	2,518,762	3.54%	6.40	Macy’s, Landmark Theatres, Staples, Indianapolis Library, Lowe's Home Improvement (non-owned), Target (non-owned), Walgreens (non-owned)
Greyhound Commons	IN	Indianapolis	-	221,748	221,748	0.31%	-	Lowe's Home Improvement (non-owned)
Hamilton Crossing Centre	IN	Indianapolis	1,493,716	78,650	1,572,366	2.21%	18.44	Office Depot
Red Bank Commons	IN	Evansville	363,264	-	363,264	0.51%	13.63	Wal-Mart (non-owned), Home Depot (non-owned)

____________________
1
Annualized Base Rent Revenue represents the contractual rent for December 2011 for each applicable property, multiplied by 12. This table does not include Annualized Base Rent from development property tenants open for business as of December 31, 2011.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.

3	Represents the three largest tenants that occupy at least 10,000 square feet of GLA at the property, including non-owned anchors.

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                                         Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

OPERATING RETAIL PROPERTIES – TABLE II (CONTINUED)

Property	State	MSA	Annualized Base Rent Revenue1	Annualized Ground Lease Revenue	Annualized Total Retail Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA2	Major Tenants and Non-Owned Anchors3
Rivers Edge	IN	Indianapolis	2,831,115	-	2,831,115	3.98%	18.97	Buy Buy Baby, Nordstrom Rack, The Container Store, Arhaus Furniture
Stoney Creek Commons	IN	Indianapolis	491,323	-	491,323	0.69%	9.96	HH Gregg , Office Depot, Lowe's Home Improvement (non-owned)
The Corner	IN	Indianapolis	604,131	-	604,131	0.85%	15.26	Hancock Fabrics
Traders Point	IN	Indianapolis	4,074,696	435,000	4,509,696	6.34%	14.69	Dick's Sporting Goods, AMC Theatre, Marsh, Bed Bath & Beyond, Michaels, Old Navy, PetSmart
Traders Point II	IN	Indianapolis	797,375	-	797,375	1.12%	26.58
Whitehall Pike	IN	Bloomington	1,014,000	-	1,014,000	1.42%	7.86	Lowe's Home Improvement
Zionsville Place	IN	Indianapolis	252,400	-	252,400	0.35%	20.35
Ridge Plaza	NJ	Oak Ridge	1,493,068	-	1,493,068	2.10%	15.90	A&P Grocery, CVS
Eastgate Pavilion	OH	Cincinnati	2,119,766	-	2,119,766	2.98%	8.97	Best Buy, Dick's Sporting Goods, Value City Furniture, PetSmart, DSW
Cornelius Gateway	OR	Portland	275,230	-	275,230	0.39%	20.71	FedEx/Kinko’s
Shops at Otty	OR	Portland	285,492	136,300	421,792	0.59%	29.00	Wal-Mart (non-owned)
Burlington Coat Factory	TX	San Antonio	537,000	-	537,000	0.75%	5.00	Burlington Coat Factory
Cedar Hill Village	TX	Dallas	723,651	-	723,651	1.02%	17.37	24 Hour Fitness, JC Penney (non-owned)
Market Street Village	TX	Hurst	1,780,097	33,000	1,813,097	2.55%	11.37	Jo-Ann Fabric, Ross, Office Depot, Buy Buy Baby, Hancock Fabric
Plaza at Cedar Hill	TX	Dallas	3,487,280	-	3,487,280	4.90%	12.05	Hobby Lobby, Office Max, Ross, Marshalls, Sprouts Farmers Market, Toys “R” Us/Babies “R” Us, DSW, Home Goods
Plaza Volente	TX	Austin	2,194,589	110,000	2,304,589	3.24%	15.23	H-E-B Grocery
Preston Commons	TX	Dallas	526,332	-	526,332	0.74%	24.69	Lowe's Home Improvement (non-owned)
Sunland Towne Centre	TX	El Paso	3,093,992	115,290	3,209,282	4.51%	10.35	PetSmart, Ross, HMY Roomstore, Kmart, Bed Bath & Beyond, Specs Fine Wines
50th & 12th	WA	Seattle	475,000	-	475,000	0.67%	32.76	Walgreens
Gateway Shopping Center4	WA	Seattle	2,117,432	144,000	2,261,432	3.18%	22.46	PetSmart, Ross, Rite Aid, Party City, Kohl’s (non-owned), Winco (non-owned)
Sandifur Plaza	WA	Pasco	196,320	-	196,320	0.28%	18.96	Walgreens (non-owned)
		Total	$68,004,580	$3,166,567	$71,171,147	100%	$13.26

See prior page for footnote disclosure.

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                                         Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

OPERATING COMMERCIAL PROPERTIES

As of December 31, 2011

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent1	Percentage of Annualized Commercial Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Indiana
30 South2	Indianapolis	1905/2002	Redeveloped	298,346	87.0%	$4,628,044	64.2%	$17.82	Indiana Supreme Court, City Securities, Kite Realty Group, Lumina Foundation
Pen Products	Indianapolis	2003	Developed	85,875	100.0%	834,705	11.6%	9.72	Indiana Dept. of Administration
Union Station Parking Garage3	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Indiana State Motorpool	Indianapolis	2004	Developed	115,000	100.0%	639,400	8.8%	5.56	Indiana Dept. of Administration
Eddy Street Office (part of Eddy Street Commons) 4	South Bend	2009	Developed	81,628	100.0%	1,108,719	15.4%	13.58	University of Notre Dame Offices
TOTAL				580,849	93.3%	$7,210,868	100.0%	$13.30

____________________
1	Annualized Base Rent represents the monthly contractual rent for December 2011 for each applicable property, multiplied by 12.

2	Annualized Base Rent includes $779,507 from the Company and subsidiaries as of December 31, 2011.

3	The garage is managed by a third party.

4
The Company also owns a 50% interest in an unconsolidated limited service hotel at Eddy Street Commons in South Bend, Indiana along with a parking garage that serves the hotel and the office and retail components of the property.

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                                         Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11

RETAIL OPERATING PORTFOLIO – TENANT BREAKDOWN1
As of December 31, 2011

	Owned Gross Leasable Area				Percent of Owned GLA Leased			Annualized Base Rent1				Annualized Base Rent per Leased Sq. Ft.
Property	State	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Ground Lease	Total	Anchors	Shops	Total
Bayport Commons	FL	71,540	25,572	97,112	100.0%	66.9%	91.3%	1,107,187	513,826	-	1,621,013	15.48	30.04	18.29
Cobblestone Plaza	FL	68,169	65,045	133,214	100.0%	84.0%	92.2%	1,075,686	1,874,909	250,000	3,200,595	15.78	34.31	24.02
Coral Springs Plaza	FL	46,079	-	46,079	100.0%	0.0%	100.0%	663,538	-	-	663,538	14.40	-	14.40
Estero Town Commons	FL	-	25,631	25,631	0.0%	72.6%	72.6%	-	485,359	750,000	1,235,359	-	26.08	26.08
Indian River Square	FL	109,000	33,706	142,706	100.0%	72.4%	93.5%	919,500	481,593	-	1,401,093	8.44	19.73	10.50
International Speedway Square	FL	203,457	30,038	233,495	100.0%	43.3%	92.7%	1,957,935	234,000	405,475	2,597,410	9.62	18.00	10.13
King's Lake Square	FL	49,805	35,692	85,497	100.0%	77.3%	90.5%	358,890	640,403	-	999,293	7.21	23.21	12.91
Lithia Crossing	FL	36,000	45,504	81,504	100.0%	78.3%	87.9%	234,000	769,212	72,000	1,075,212	6.50	21.58	14.00
Pine Ridge Crossing	FL	66,351	39,164	105,515	100.0%	90.0%	96.3%	627,628	994,983	-	1,622,611	9.46	28.24	15.97
Riverchase Plaza	FL	48,890	29,490	78,380	100.0%	88.0%	95.5%	386,231	659,147	-	1,045,378	7.90	25.40	13.97
Shops at Eagle Creek	FL	51,703	20,568	72,271	49.3%	58.7%	52.0%	356,678	254,166	55,104	665,948	14.00	21.05	16.27
Tarpon Springs Plaza	FL	60,151	22,396	82,547	100.0%	82.1%	95.1%	1,144,008	465,767	100,000	1,709,775	19.02	25.34	20.50
Wal-Mart Plaza	FL	138,323	39,503	177,826	100.0%	59.1%	90.9%	561,479	295,007	-	856,486	4.06	12.63	5.30
Waterford Lakes Village	FL	51,703	26,245	77,948	100.0%	88.5%	96.1%	408,452	498,535	-	906,987	7.90	21.47	12.11
Kedron Village	GA	68,845	88,564	157,409	100.0%	83.6%	90.8%	872,993	1,549,743	-	2,422,736	12.68	20.93	16.95
Publix at Acworth	GA	37,888	31,740	69,628	100.0%	59.7%	81.6%	337,203	295,439	-	632,643	8.90	15.60	11.13
The Centre at Panola	GA	51,674	21,405	73,079	100.0%	93.9%	98.2%	413,392	456,110	-	869,502	8.00	22.69	12.11
Fox Lake Crossing	IL	65,977	33,095	99,072	100.0%	68.1%	89.4%	775,230	390,797	-	1,166,027	11.75	17.33	13.17
Naperville Marketplace	IL	61,683	22,075	83,758	100.0%	92.8%	98.1%	719,379	324,826	-	1,044,205	11.66	15.86	12.71
South Elgin Commons	IL	128,000	-	128,000	100.0%	0.0%	100.0%	1,771,900	-	-	1,771,900	13.84	-	13.84
50 South Morton	IN	-	2,000	2,000	0.0%	100.0%	100.0%	-	126,000	-	126,000	-	63.00	63.00
54th & College	IN	-	-	-	0.0%	0.0%	0.0%	-	-	260,000	260,000	-	-	-
Beacon Hill	IN	11,043	46,148	57,191	100.0%	66.6%	73.1%	132,516	454,735	-	587,251	-	14.79	14.05
Boulevard Crossing	IN	73,440	50,189	123,629	100.0%	83.6%	93.3%	862,900	735,882	-	1,598,782	11.75	17.54	13.86
Bridgewater Marketplace	IN	-	25,975	25,975	0.0%	68.3%	68.3%	-	311,253	-	311,253	-	17.55	17.55
Cool Creek Commons	IN	63,600	60,983	124,583	100.0%	92.6%	96.4%	643,200	1,295,101	-	1,938,301	10.11	22.93	16.14
Eddy Street Commons	IN	20,154	67,989	88,143	100.0%	91.9%	93.8%	342,618	1,561,822	-	1,904,440	17.00	24.99	23.04
Fishers Station	IN	72,212	44,673	116,885	100.0%	76.8%	91.1%	705,907	457,280	-	1,163,187	9.78	13.33	10.92
Geist Pavilion	IN	40,167	23,947	64,114	73.9%	71.0%	72.8%	360,956	393,247	-	754,203	12.15	23.14	16.15
Glendale Town Center	IN	329,588	73,610	403,198	100.0%	87.1%	97.6%	1,250,563	1,268,199	-	2,518,762	3.79	19.78	6.40
Greyhound Commons	IN	-	-	-	0.0%	0.0%	0.0%	-	-	221,748	221,748	-	-	-
Hamilton Crossing Centre	IN	30,722	51,631	82,353	100.0%	97.4%	98.3%	345,623	1,148,093	78,650	1,572,366	11.25	22.84	18.44
Red Bank Commons	IN	-	34,258	34,258	0.0%	77.8%	77.8%	-	363,264	-	363,264	-	13.63	13.63
Rivers Edge	IN	117,890	31,319	149,209	100.0%	100.0%	100.0%	2,080,785	750,330	-	2,831,115	17.65	23.96	18.97
Stoney Creek Commons	IN	49,330	-	49,330	100.0%	0.0%	100.0%	491,323	-	-	491,323	9.96	-	9.96
The Corner	IN	12,200	30,412	42,612	100.0%	90.0%	92.9%	88,450	515,681	-	604,131	7.25	18.83	15.26
Traders Point	IN	238,721	40,963	279,684	100.0%	94.3%	99.2%	3,134,370	940,326	435,000	4,509,696	13.13	24.36	14.69
Traders Point II	IN	-	46,600	46,600	0.0%	64.4%	64.4%	-	797,375	-	797,375	-	26.58	26.58
Whitehall Pike	IN	128,997	-	128,997	100.0%	0.0%	100.0%	1,014,000	-	-	1,014,000	7.86	-	7.86
Zionsville Place	IN	-	12,400	12,400	0.0%	100.0%	100.0%	-	252,400	-	252,400	-	20.35	20.35
Ridge Plaza	NJ	69,612	45,476	115,088	100.0%	53.5%	81.6%	959,586	533,482	-	1,493,068	13.78	21.94	15.90
Eastgate Pavilion	OH	231,730	4,500	236,230	100.0%	100.0%	100.0%	1,987,016	132,750	-	2,119,766	8.57	29.50	8.97
Cornelius Gateway	OR	-	21,324	21,324	0.0%	62.3%	62.3%	-	275,230	-	275,230	-	20.71	20.71
Shops at Otty	OR	-	9,845	9,845	0.0%	100.0%	100.0%	-	285,492	136,300	421,792	-	29.00	29.00
Burlington Coat Factory	TX	107,400	-	107,400	100.0%	0.0%	100.0%	537,000	-	-	537,000	5.00	-	5.00
Cedar Hill Village	TX	32,231	11,983	44,214	100.0%	78.7%	94.2%	531,812	191,840	-	723,651	16.50	20.34	17.37
Market Street Village	TX	136,746	19,879	156,625	100.0%	100.0%	100.0%	1,312,907	467,190	33,000	1,813,097	9.60	23.50	11.37
Plaza at Cedar Hill	TX	244,121	59,410	303,531	100.0%	76.2%	95.3%	2,601,765	885,515	-	3,487,280	10.66	19.57	12.05
Plaza Volente	TX	105,000	51,333	156,333	100.0%	76.1%	92.1%	1,155,000	1,039,589	110,000	2,304,589	11.00	26.62	15.23
Preston Commons	TX	-	27,539	27,539	0.0%	77.4%	77.4%	-	526,332	-	526,332	-	24.69	24.69
Sunland Towne Centre	TX	265,037	41,400	306,437	100.0%	81.9%	97.6%	2,324,477	769,515	115,290	3,209,282	8.77	22.70	10.35
50th & 12th	WA	14,500	-	14,500	100.0%	0.0%	100.0%	475,000	-	-	475,000	32.76	-	32.76
Gateway Shopping Center	WA	74,639	24,805	99,444	100.0%	79.1%	94.8%	1,497,779	619,653	144,000	2,261,432	20.06	31.56	22.46
Sandifur Plaza	WA	-	12,552	12,552	0.0%	82.5%	82.5%	-	196,320	-	196,320	-	18.96	18.96
	Total	3,884,318	1,608,576	5,492,894	99.1%	79.5%	93.3%	$39,526,862	$28,477,718	$3,166,567	$71,171,147	$10.27	$22.26	$13.26

1	This table does not include annualized base rent from development property tenants open for business as of December 31, 2011.

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                                         Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/11